UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

3100 Sanders Road
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On September 10, 2008, the Registrant entered into two sale agreements with its parent, Allstate Insurance Company (AIC), pursuant to which the Registrant purchased certain commercial mortgages in the amount of $613,303,354 and private placements in the amount of $325,186,416 from AIC in accordance with the terms of the Sale Agreements attached hereto as Exhibits 10.1 and 10.2.  These sales were in connection with revised asset allocations for the Registrant and AIC that resulted from strategic enterprise asset allocation reviews.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Sale Agreement between Allstate Insurance Company and Allstate Life Insurance Company, effective September 10, 2008 for those securities listed on attached Exhibit A.

10.2	Sale Agreement between Allstate Insurance Company and Allstate Life Insurance Company, effective September 10, 2008 for those mortgages listed on attached Exhibit A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By:	/s/ Mary J. McGinn
		Name:	Mary J. McGinn
		Title:	Vice President and
Assistant Secretary

Date: September 16, 2008